• • • • • • • • • • • • • • • • • •

5

CLASS A ASKING RENT ($/SF)1,2

SUN BELT MIGRATION

U.S. OFFICE PERFORMANCE

COUSINS PORTFOLIO PERFORMANCE

SELECT RETURN TO WORK MANDATES1

LEASE EXPIRATIONS BY YEAR1

COUSINS PORTFOLIO OCCUPANCY vs LEASED1

COUSINS INCREASE IN 2ND GENERATION CASH NET RENT1

ASSET RECYCLING1

CURRENT DEVELOPMENT PIPELINE AUSTIN NASHVILLE

NET DEBT/EBITDA1

DEBT MATURITY SCHEDULE1

COUSINS’ IN-PLACE GROSS RENT PER SF1

COUSINS’ COMMON DIVIDEND PER SHARE AND FAD PAYOUT RATIO1

NET ASSET VALUE APPRECIATION PER GREEN STREET1

3344 Peachtree Road NE Suite 1800 Atlanta, GA 30326 Executive Vice President and Chief Financial Officer gadzema@cousins.com 404.407.1116 Vice President, Finance and Investor Relations rimbeaux@cousins.com 404.407.1104



Cousins

INVESTOR PRESENTATION

November 2023

WHY COUSINS?

PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO	• 100% Sun Belt / 100% Class A / 2004 average year built[1] • 43% of portfolio delivered or redeveloped since 2015[1,2] • CUZ asking rents 10% higher than pre-pandemic levels and 24% higher than Class A avg[3,4]
BENEFITING FROM POWERFUL OFFICE TRENDS	• Sun Belt migration leading to outsized population and job growth[5] • Flight to quality driving demand for newer, highly-amenitized assets[6] • Return to office mandates will likely lead to increased utilization and leasing activity
POSITIONED FOR ORGANIC GROWTH	• Modest lease expirations well below office sector average[7] • Near-term occupancy upside from recent success backfilling prior move-outs[8] • Rolled-up cash rents 10.5% on average over the past five years[9]
STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITIES	• Recycled over $1 billion of older assets during COVID pandemic[9] • Attractive development pipeline of 1.3MM SF[1] • Land bank supports another 5.1MM SF of development[10]
BALANCE SHEET PRIMED FOR OPPORTUNITIES	• Simple strategy with $862MM of liquidity[11] • Leverage 5.0x Net Debt/EBITDA among the strongest in the office sector[12] • Only 2.8% of total debt maturing over the next two years[13]
TRACK RECORD OF SUCCESS	• Strong in-place rent growth of 38% over the past five years[9] • Attractive dividend growth of 33% over the past five years[9] • NAV growth has consistently outperformed peer average over past five years[14]

COUSINS AT A GLANCE

The Preeminent Sun Belt Office REIT

NOI By Market[1]


Dallas
2%
Nashville[2]
Charlotte
9%
Atlanta
36%
Phoenix
9%
Austin
32%
Houston
3%
Tampa
9%


19.1MM SF
portfolio[3]
91.1%
leased[3]
2004
average
year built[3]
43%
of portfolio
delivered or
redeveloped
since 2015[3,4]
1.3MM SF
development
pipeline[3]
5.1MM SF
land bank[5]

PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

Amenity-Rich Trophy Assets in Leading Sun Belt Markets



725 PONCE
Atlanta



HAYDEN FERRY
Phoenix



HEIGHTS UNION
Tampa


STIR

THE RAILYARD
Charlotte



SPRING & 8TH
Atlanta



300 COLORADO / COLORADO TOWER
Austin

PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

Outdoor Spaces to Collaborate and Enhance the Work Experience









PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

State-of-the-Art Fitness and Wellness Centers




WELLNESS
EXIT


AVALON



PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

On-Site Retail and Food Amenities that Promote Live-Work-Play








ORDER HERE

PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

Select Repositioning of High-Quality Assets in Prime Locations



Completed 4Q21

BUCKHEAD PLAZA
Buckhead Atlanta



Completed 3Q22

PROMENADE TOWER
Midtown Atlanta



Completed 4Q22

3350 PEACHTREE
Buckhead Atlanta



Completed 4Q22

PROMENADE CENTRAL
Midtown Atlanta

PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

Command Premium Rents 24% Higher than Class A Average in Our Core Markets

CLASS A ASKING RENT ($/SF)[1,2]


ATLANTA
$35.24
$42.12
Total Market
Cousins
AUSTIN
$49.39
$63.09
Total Market
Cousins
CHARLOTTE
$37.80
$41.27
Total Market
Cousins
DALLAS
$35.18
$55.00
Total Market
Cousins
PHOENIX
$34.96
$48.86
Total Market
Cousins
TAMPA
$36.94
$45.34
Total Market
Cousins

BENEFITING FROM POWERFUL OFFICE TRENDS

Sun Belt Migration is Leading to Outsized Population and Job Growth

SUN BELT MIGRATION



Phoenix
Dallas
Austin
Houston
Nashville
Charlotte
Atlanta
Tampa

Domestic Net Migration 2022[1]

1.	Florida	+319k
2.	Texas	+231k
3.	North Carolina	+100k
4.	South Carolina	+84k
5.	Tennessee	+82k
6.	Georgia	+81k
7.	Arizona	+71k
.		
.		
47.	Massachusetts	-57k
48.	New Jersey	-64k
49.	Illinois	-142k
50.	New York	-300k
51.	California	-343k

BENEFITING FROM POWERFUL OFFICE TRENDS

Flight to Quality Intensifies and is Driving Demand for Newer, Highly-Amenitized Assets

U.S. OFFICE PERFORMANCE



Net Absorption by Building Age[1]
2015-Present
2010-2014
2000s
1990s
1980s
1970s
1960s
Before 1960
Year of Delivery
122
-8
-67
-52
-119
-41
-21
-46
-175
-75
25
125
Net Absorption Since Covid-19 Onset (SF MM'S)



Rent Premium / Discount by Building Age[2]
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
Rent Premium / Discount to Market Average (%)
Post-Pandemic
Historical Average
0 2 4 6 8 10 12 14 16 18 20 22 24
Years Since Delivery

BENEFITING FROM POWERFUL OFFICE TRENDS

Flight to Quality Evident within Cousins Portfolio

COUSINS PORTFOLIO PERFORMANCE



Cash Net Rent Roll-Up
by Building Age[1]
Delivered since 2013
14.3%
Delivered before 2013
5.6%
0.0%
5.0%
10.0%
15.0%
Cash Net Rent Roll-Up since 2017



Percent Leased
by Building Age
100%
95%
90%
85%
80%
3.9%
12.1%
1Q17
1Q18
1Q19
1Q20
1Q21
1Q22
1Q23
Delivered before 2013
Delivered since 2013

BENEFITING FROM POWERFUL OFFICE TRENDS

Return to Office Mandates Gain Momentum Likely Leading to Increased Utilization

SELECT RETURN TO WORK MANDATES[1]

Quarter	Companies
2Q21	
3Q21	Adobe
4Q21	T · · ; Coca-Cola
1Q22	Microsoft; State Street; T.J.maxx
2Q22	Google; asana; TESLA
3Q22	COMCAST
4Q22	UBER; X; Snap Inc.; Bank of America
1Q23	salesforce; Walmart; Disney; GM; ups; Allstate; USAA; J.P.Morgan
2Q23	lyft; BlackRock; amazon; DELL; Fidelity Investments; ORACLE; DocuSign; Capital One; NORDSTROM; exelon
3Q23	zoom; Meta; AT&T; McDonald's; REDFIN; Cigna; Activision Blizzard; Weyerhaeuser; Invesco; abbvie

POSITIONED FOR ORGANIC GROWTH

Modest Lease Expirations Well Below Office Sector Average

LEASE EXPIRATIONS BY YEAR[1]



30%
25%
20%
15%
10%
5%
0%
Avg = 12.6%
6.7%
DEI
EQC
OPI
DEI
CDP
FSP
PDM
SLG
CIO
PGRE
HIW
ARE
VNO
BDN
ESRT
BXP
KRC
CUZ
DEA
2023
2024

POSITIONED FOR ORGANIC GROWTH

Increase Occupancy from Contractual New Leasing

COUSINS PORTFOLIO OCCUPANCY vs LEASED[1]



96%
94%
92%
90%
88%
86%
84%
82%
1Q17
1Q18
1Q19
1Q20
1Q21
1Q22
1Q23
Pre-COVID (1Q17-1Q20) Avg = 94% Leased
Potential upside
3% contractual upside from recent leasing
% Occupied
% Leased

Cousins

POSITIONED FOR ORGANIC GROWTH

Continue to Roll Up Existing Leases upon Expirations

COUSINS INCREASE IN 2ND GENERATION CASH NET RENT[1]



25%
20%
15%
10%
5%
0%
Avg = 10.5%
1Q17
1Q18
1Q19
1Q20
1Q21
1Q22
1Q23

STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITES

Recycled Over $1 Billion of Older Assets during COVID Pandemic

ASSET RECYCLING[1]



MM's
$1,000
$800
$600
$400
$200
$0
-$200
-$400
-$600
-$800
$138
$201
$533
2020
Total Dev. Starts
$567MM
Avg Initial Rev. Recognition
3Q23
Total Acquisitions
$646MM
Avg Year Built
2019
Total Dispositions
$1.2BN
Avg Year Built
1991
$429
$445
$644
2021

STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITES

1.3MM SF Active Developments Delivering over Next Two Years

CURRENT DEVELOPMENT PIPELINE

AUSTIN

338K SF

100% Ownership

98% Pre-Leased[1]

$147MM
CUZ Investment[2]

1Q24 Initial Occupancy


DOMAIN 9


NEUHOFF

NASHVILLE

388K SF Office
60K SF Retail
542 MF Units

50% Ownership

11% Pre-Leased[1]

$282MM
CUZ Investment[2]

4Q23 Initial Occupancy

STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITES

Land Bank Supports 5.1MM SF[1] of Additional New Development

ATLANTA

887 WEST PEACHTREE



MIDTOWN
700K SF

3354 PEACHTREE



BUCKHEAD
740K SF

715 PONCE



MIDTOWN
200K SF

AUSTIN

DOMAIN CENTRAL



DOMAIN
900K SF

DOMAIN POINT



DOMAIN
600K SF

CHARLOTTE

SOUTH END STATION



SOUTH END
585K SF

303 TREMONT



SOUTH END
560K SF

DALLAS

LEGACY UNION TWO / THREE



LEGACY
600K SF

TAMPA

CORPORATE CENTER V



WESTSHORE
180K SF

BALANCE SHEET PRIMED FOR OPPORTUNITIES

Low Leverage with Substantial Liquidity

NET DEBT/EBITDA[1]



14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
$862MM
Liquidity²
Avg = 7.2x
5.0x
SLG
PGRE
HPP
OPI
BDN
VNO
BXP
DEA
FSP
CIO
PDM
CDP
KRC
HIW
ESRT
ARE
CUZ

BALANCE SHEET PRIMED FOR OPPORTUNITIES

Minimal Near-Term Debt Maturities

DEBT MATURITY SCHEDULE[1]



30%
25%
20%
15%
10%
5%
0%
79%
Avg = 11.7%
2.8%
FSP
OPI
BDN
PGRE
CIO
DEA
SLG
HPP
VNO
KRC
BXP
ESRT
CUZ
PDM
DEI
CDP
EQC
ARE
HIW
2023
2024

TRACK RECORD OF SUCCESS

Strong In-Place Rent Growth

COUSINS' IN-PLACE GROSS RENT PER SF[1]



$48.00
$46.00
$44.00
$42.00
$40.00
$38.00
$36.00
$34.00
$32.00
$33.70
$46.64
38% INCREASE
1Q17
1Q18
1Q19
1Q20
1Q21
1Q22
1Q23

TRACK RECORD OF SUCCESS

Attractive Dividend Growth while Maintaining Conservative Payout Ratio

COUSINS' COMMON DIVIDEND PER SHARE AND FAD PAYOUT RATIO[1]



$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
120%
100%
80%
60%
40%
20%
0%
33% INCREASE
$0.96
60%
$1.04
61%
$1.16
67%
$1.20
69%
$1.24
63%
$1.28
71%
$1.28
69%
2017
2018
2019
2020
2021
2022
2023 Annualized

TRACK RECORD OF SUCCESS

Premier Sun Belt Portfolio and Development Expertise Drive Relative NAV Performance

NET ASSET VALUE APPRECIATION PER GREEN STREET[1]


30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
CUZ
Non-Gateway Peer Avg
Gateway Peer Avg
-11%
-25%
-45%
1Q17
1Q18
1Q19
1Q20
1Q21
1Q22
1Q23

MEET OUR EXECUTIVE TEAM

Stable, Experienced Leadership



M. Colin Connolly
President and Chief Executive Officer



Gregg D. Adzema
Executive Vice President and Chief Financial Officer



Kennedy Hicks
Executive Vice President and Chief Investment Officer, Managing Director – Atlanta

Richard Hickson
Executive Vice President, Operations





John S. McColl
Executive Vice President, Development

Pamela F. Roper
Executive Vice President, General Counsel and Corporate Secretary




APPENDIX
Cousins

ATLANTA

Market Snapshot



AVALON
NORTHPARK
MERIDIAN MARK
3350 PEACHTREE
3348 PEACHTREE
BUCKHEAD PLAZA
3344 PEACHTREE
TERMINUS
PROMENADE CENTRAL
SPRING & 8TH
PROMENADE TOWER
120 WEST TRINITY
725 PONCE
MEDICAL OFFICES AT EMORY
75
285
85
20
marta



Submarket Concentration[2]
Buckhead 42%
Midtown 37%
Central Perimeter 13%
North Fulton 8%



Industry Concentration[4]
Technology 24%
Financial Services 23%
Real Estate 11%
Professional Services 8%
Consumer Goods and Services 8%
Healthcare 7%
Other 7%
Legal Services 6%
Insurance 3%
Construction 3%



8.2MM
Total Square Feet[1]



87%
Leased[1]



$42.12
Average Asking Rent[3]

AUSTIN

Market Snapshot


RESEARCH PARK PLAZA V
183
35
1
DOMAIN POINT
DOMAIN 10
DOMAIN 11
DOMAIN 12
DOMAIN 2
DOMAIN 8
DOMAIN 3
DOMAIN 7
DOMAIN 4
183
35
1
Colorado River
290
N Lamar Blvd
35
Congress Ave
183
W 9th St
300 COLORADO
COLORADO TOWER
ONE ELEVEN CONGRESS
1
E Cesar Chavez St
SAN JACINTO CENTER
THE TERRACE


Submarket Concentration[2]
Northwest 2%
Southwest 9%
Domain 47%
CBD 42%


Industry Concentration[4]
Real Estate 2%
Healthcare 2%
Other 6%
Professional Services 7%
Consumer Goods and Services 9%
Financial Services 9%
Energy 12%
Legal Services 13%
Technology 40%


4.6MM
Total Square Feet[1]


95%
Leased[1]


$63.09
Average Asking Rent[3]

TAMPA
Market Snapshot



589
589
580
580
92
92
574
574
HARBORVIEW PLAZA
THE POINTE
CORPORATE CENTER
HEIGHTS UNION
41
45
275
275
275
275
60
60
60



Submarket Concentration²
Westshore 77%
CBD 23%



Industry Concentration⁴
Healthcare 25%
Technology 13%
Legal Services 11%
Professional Services 10%
Insurance 10%
Other 9%
Consumer Goods and Services 9%
Financial Services 8%
Real Estate 5%



2.0MM
Total Square Feet¹



94%
Leased¹



$45.34
Average Asking Rent³

PHOENIX
Market Snapshot



202
Salt River
HAYDEN FERRY
W Rio Salado Pkwy
E Rio Salado Pkwy
111 WEST RIO
100 MILL
TEMPE GATEWAY
W 3rd St
Ash Ave
N Mill Ave
E 5th St



Submarket Concentration[2]
Tempe 100%



Industry Concentration[4]
Marketing 3%
Real Estate 3%
Consumer Goods and Services 4%
Other 8%
Financial Services 18%
Professional Services 27%
Technology 37%



1.6MM
Total Square Feet[1]



89%
Leased[1]



$48.00
Average Asking Rent[3]

CHARLOTTE
Market Snapshot



77
277
29
W Trade St
N Graham St
W 5th St
S Graham St
FIFTH THIRD CENTER
W Morehead St
S Church St
S Tryon St
74
E Stonewall St
S Caldwell St
THE RAILYARD
550 SOUTH
S McDowell St



Submarket Concentration²
Uptown 70%
South End 30%



Industry Concentration⁴
Professional Services 9%
Financial Services 33%
Other 9%
Legal Services 12%
Marketing 12%
Insurance 12%
Consumer Goods and Services 13%



1.4MM
Total Square Feet¹



94%
Leased¹



$41.27
Average Asking Rent³

DALLAS

Market Snapshot



LEGACY UNION
Dallas North Tollway
5950 SHERRY LANE
Dallas North Tollway
35E
635
75
12
30



Submarket Concentration[2]
Legacy 73%
Preston Center 27%



Industry Concentration[4]
Energy 58%
Financial Services 24%
Professional Services 8%
Legal Services 6%
Other 4%



516K
Total Square Feet[1]



91%
Leased[1]



$55.00
Average Asking Rent[3]

Cousins

ENDNOTES

Page 2 - Why Cousins?
1. As of 30-Sept-2023.
2. Includes eight assets that have undergone redevelopments in past five years.
3. Based on CoStar average asking rents for same pool of Cousins assets from 4Q19 to 3Q23.
4. Source: CoStar. Represents weighted average gross rental rates of 4 & 5 star properties in our markets as of 30-Sept-2023; where net rents are quoted, estimated operating expenses are added to achieve gross rents.
5. See page 10 Benefiting from Powerful Office Trends.
6. See page 11 Benefiting from Powerful Office Trends.
7. Lease expirations as a percentage of total portfolio rent when available, otherwise percentage of square footage as reported in companies' most recent quarterly filings as of 9-Nov-2023. Includes all members of the FTSE NAREIT Equity Office Index that report lease expirations.
8. See chart on page 15.
9. Per Cousins' quarterly supplemental reports.
10. Represents Cousins' estimate of developable SF, excluding redevelopment.
11. Represents Cousins' consolidated cash plus availability under Cousins' Credit Facility as of 30-Sept-2023.
12. Represents total debt, including Company's share of unconsolidated debt, net of cash, divided by quarterly Annualized Adjusted EBITDAre as reported in companies' most recent quarterly filings as of 9-Nov-2023. Includes members of the FTSE NAREIT Equity Office Index that report EBITDA, with the exclusion of EQC who has negative net debt/EBITDA.
13. Assumes exercise of all applicable extension options.
14. Source: Green Street. Includes 12 office peers covered by Green Street for entire period. NAV estimates adjusted for splits and spin-offs per Green Street.

Page 3 - Cousins at a Glance
1. Represents Cousins' pro-rata share of second quarter NOI per 30-Sept-2023 filings.
2. Cousins is developing Neuhoff, a mixed-use project in Nashville, through a 50% owned joint venture.
3. As of 30-Sept-2023.
4. See endnote 2 for Page 2.
5. Represents Cousins' estimate of developable SF, excluding redevelopment.

Page 9 - Premier Sun Belt Lifestyle Office Portfolio
1. See endnote 4 for Page 2.
2. Cousins' asking rates represent only properties with space available for lease.

Page 10 - Benefiting from Powerful Office Trends
1. Source: U.S. Census Bureau Domestic Net Migration.

Page 11 - Benefiting from Powerful Office Trends
1. Source: JLL U.S. Office Outlook 3Q 2023.
2. Source: JLL U.S. Office Market Overview 4Q 2022.

Page 12 - Benefiting from Powerful Office Trends
1. Median increase in cash-basis second generation net rent from 1Q 2017 through 3Q 2023 per Cousins' quarterly supplemental reports.

Page 13 - Benefiting from Powerful Office Trends
1. Source: Eastdil Secured and public company announcements.

Page 14 - Positioned for Organic Growth
1. See endnote 7 for Page 2.

Page 15 - Positioned for Organic Growth
1. Per Cousins' quarterly supplemental reports.

Page 16 - Positioned for Organic Growth
1. Per Cousins' quarterly supplemental reports.

Page 17 - Strategic Capital Allocation Creates Growth Opportunities
1. Per Cousins' quarterly supplemental reports.

Page 18 - Strategic Capital Allocation Creates Growth Opportunities
1. Represents office leased percentage per 30-Sept-2023 filings.
2. Cousins' share of total estimated project costs per 30-Sept-2023 filings.

Page 19 - Strategic Capital Allocation Creates Growth Opportunities
1. See endnote 9 for Page 2.

Page 20 - Balance Sheet Primed for Opportunities
1. See endnote 11 for Page 2.
2. See endnote 10 for Page 2.

Page 21 - Balance Sheet Primed for Opportunities
1. As reported in companies' most recent public filings as of 9-Nov-2023. Assumes exercise of all applicable extension options.

Page 22 - Track Record of Success
1. Represents Cousins' in-place gross rents per quarterly supplemental reports.

Page 23 - Track Record of Success
1. Common dividend per share and funds available for distribution payout ratio per Company's supplemental reports.

Page 24 - Track Record of Success
1. Source: Green Street. Includes 12 office peers covered by Green Street for entire period. NAV estimates adjusted for splits and spin-offs per Green Street.

Appendix - Market Snapshots
1. Represents portfolio statistics of Company as reported in Cousins' 30-Sept-2023 quarterly supplement.
2. Calculation is based on pro rata share of NOI of Cousins assets for the quarter ended 30-Sept-2023.
3. Source: CoStar. Represents most recent weighted average gross rental rates of Cousins' properties with space available for lease; where net rents are quoted, operating expenses are added to achieve gross rents.
4. Based on 3Q 2023 revenues. Management uses SIC codes when available along with judgment to determine tenant industry classification.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Certain matters contained in this report are "forward-looking statements" within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized in Item 1A included in the Annual Report on Form 10-K for the year ended December 31, 2022, and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2023. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as: guidance and underlying assumptions; business and financial strategy; future debt financings; future acquisitions and dispositions of operating assets or joint venture interests; future acquisitions and dispositions of land, including ground leases; future development and redevelopment opportunities, including fee development opportunities; future issuances and repurchases of common stock, limited partnership units, or preferred stock; future distributions; projected capital expenditures; market and industry trends; entry into new markets, changes in existing market concentrations, or exits from existing markets; future changes in interest rates and liquidity of capital markets; and all statements that address operating performance, events, investments, or developments that we expect or anticipate will occur in the future – including statements relating to creating value for stockholders. Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information that is currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following: the availability and terms of capital; the ability to refinance or repay indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions, investments, or dispositions; the potential dilutive effect of common stock or operating partnership unit issuances; the availability of buyers and pricing with respect to the disposition of assets; changes in national and local economic conditions, the real estate industry, and the commercial real estate markets in which we operate (including supply and demand changes), particularly in Atlanta, Austin, Tampa, Phoenix, Charlotte, Dallas, and Nashville, including the impact of high unemployment, volatility in the public equity and debt markets, and international economic and other conditions; the impact of a public health crisis and the governmental and third-party response to such a crisis, which may affect our key personnel, our tenants, and the costs of operating our assets; sociopolitical unrest such as political instability, civil unrest, armed hostilities, or political activism which may result in a disruption of day-to-day building operations; changes to our strategy in regard to our real estate assets which may require impairment to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, the ability to lease newly developed and/or recently acquired space, the failure of a tenant to commence or complete tenant improvements on schedule or to occupy leased space, and the risk of declining leasing rates; changes in the needs of our tenants brought about by the desire for co-working arrangements, trends toward utilizing less office space per employee, and the effect of employees working remotely; any adverse change in the financial condition of one or more of our tenants; volatility in interest rates and insurance rates; inflation and continuing increases in the inflation rate; competition from other developers or investors; the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns, and leasing risk); cyber security breaches; changes in senior management, changes in the Board of Directors, and the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust or meet regulatory requirements; potential changes to state, local, or federal regulations applicable to our business; material changes in the rates, or the ability to pay, dividends on common shares or other securities; potential changes to the tax laws impacting REITs and real estate in general; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission ("SEC") by the Company. The words "believes," "expects," "anticipates," "estimates," "plans," "may," "intend," "will," or similar expressions are intended to identify forward-looking statements. Although we believe that our plans, intentions, and expectations reflected in any forward-looking statements are reasonable, we can give no assurance that such plans, intentions, or expectations will be achieved. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise, except as required under U.S. federal securities laws.


neuhoff
1316

Cousins

Gregg Adzema
Executive Vice President and Chief Financial Officer
gadzema@cousins.com
404.407.1116

Roni Imbeaux
Vice President, Finance and Investor Relations
rimbeaux@cousins.com
404.407.1104

cousins.com
3344 Peachtree Road NE
Suite 1800
Atlanta, GA 30326